ALTAVISTA TECHNOLOGY, INC.
                        SERIES B PREFERRED STOCK PURCHASE
                                    AGREEMENT
                                   AUG 1, 1996

                                TABLE OF CONTENTS


SECTION I  AUTHORIZATION AND SALE OF SERIES B PREFERRED STOCK

1.1        Authorization
1.2        Sale of Preferred
SECTION 2  CLOSING DATE; DELIVERY
2.1        Closing Date
2.2        Delivery
SECTION 3  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
3.1        Organization and Standing; Articles and Bylaws
3.2        Corporate Power
3.3        Subsidiaries
3.4        Capitalization
3.5        Authorization
3.6        Litigation, etc.
3.7        Compliance with Other Instruments, None Burdensome, etc.
3.8        Governmental Consent, etc.
SECTION 4  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
4.1        Experience
4.2        Investment
4.3        Rule 144
4.4        No Public Market
4.5        Access to Data
4.6        Authorization
4.7        Brokers or Finders
4.8        Tax Liability
SECTION 5  PURCHASERS' CONDITIONS TO CLOSING
5.1        Representations and Warranties Correct
5.2        Covenants
5.3        Blue Sky
5.4        Restated Articles
5.5        Registration and Information Rights Agreement
5.6        Compliance Certificate
SECTION 6  CONDITIONS TO CLOSING OF COMPANY
6.1        Representations
6.2        Covenants
6.3        Blue Sky
6.4        Restated Articles
6.5        Legal Matters
SECTION 7  MISCELLANEOUS
7.1        Governing Law
7.2        Successors and Assigns
7.3        Entire Agreement; Amendment
7.4        Notices, etc.
7.5        Delays or Omissions
7.6        California Corporate Securities Law
7.7        Counterparts
7.8        Severability
7.9        Titles and Subtitles

                           ALTAVISTA TECHNOLOGY, INC.
                   SERIES BPREFERREI) STOCK PURCHASE AGREEMENT

This Agreement is made as of June 5, 1997 by and among AltaVista Technology, Inc., a California corporation (the "Company"), the individuals and entities set forth on the Schedule of Purchasers attached hereto as Exhibit A (the
                                                                ----------
"Purchasers"), and any other person or persons who shall have executed this Agreement in connection with their purchase of Additional Shares, as defined below (such persons listed on the Schedule of Purchasers and such persons who shall have purchased Additional Shares collectively being referred to as "Purchasers"), which person or persons shall be added to the Schedule of Purchasers at such time as they shall purchase such Additional Shares pursuant hereto.


                                    SECTION I

               AUTHORIZATION AND SALE OF SERIES 8 PREFERRED STOCK
               --------------------------------------------------

1.1     AUTHORIZATION.     The  Company  will authorize the sale and issuance of
        --------------
up to 1,500,000 shares of its Preferred Stock (the "Shares"), having the rights, preferences, privileges and restrictions as set forth in the Amended and Restated Articles of Incorporation ("Restated Articles") in substantially the form attached hereto as Exhibit B.
                            -----------

1.2     SALE  OF  PREFERRED.     Subject to the terms and conditions hereof, the
        --------------------
Company will issue and sell to the Purchasers, and the Purchasers will purchase severally, and not jointly, from the Company, up to all of the Shares, (i) of which not less than 10,000 of the Shares (the "Initial Shares') will be sold to the Purchasers at the Initial Closing, as defined below, in the amounts specified opposite the name of each such Purchaser in the column designated "Initial Shares" on the Schedule of Purchasers, at a per share purchase price of $.30, and (ii) of which up to 1,490,000 Shares (the "Additional Shares") may, at the election of the Company, be sold to the Purchasers at one or more additional closings subsequent to the Initial Closing (the "Subsequent Closing(s)'), in the amounts as shall be specified opposite the name of each such Purchaser in the column designated "Additional Shares" on the Schedule of Purchasers, at a per share purchase price of $.30.


                                    SECTION 2

                             CLOSING- DATE: DELIVERY
                             -----------------------

2.1     CLOSING  DATE.     The  closing  of the purchase and sale of the Initial
        --------------
Shares hereunder (the "Initial Closing") shall be held at the offices of Wilson, Sonsini, Goodrich & Rosati, Two Palo Alto Square, Palo Alto, California, at 10:00 a.m. on January _, 1994, or at such other time and place upon which the Company and the Purchasers shall agree. The Subsequent Closing(s), if any, shall be held at the offices of Wilson, Sonsini, Goodrich & Rosati, Two Palo Alto Square, Palo Alto, California at such time(s) and date(s) as the Company shall specify. The date(s) of the Subsequent Closing(s) shall hereinafter be referred to as the "Subsequent Closing Date(s)." The Initial Closing and the Subsequent Closing(s) are sometimes hereinafter referred to as the "Closings.' The Initial Closing Date and the Subsequent Closing Date(s) are sometimes hereinafter referred to as the "Closing Dates."

2.2     DELIVERY.     At  the  Initial Closing, the Company will deliver to each
        ---------
Purchaser a certificate or certificates representing the number of Shares set forth opposite such Purchaser's name in the column designated "Shares' on the Schedule of Purchasers against payment of the purchase price therefor by check payable to the Company or by wire transfer made pursuant to the Company's instructions. At the

Subsequent Closing(s), the Company will deliver to each Additional Purchaser who shall have executed this Agreement a certificate or certificates representing the number of shares as shall be specified opposite the name of each Purchaser in the column designated "Additional Shares" on the Schedule of Purchasers, against payment of the purchase price therefor, by check payable to the Company or by wire transfer made pursuant to the Company's instructions. At each Subsequent Closing, if any, a Supplemental Schedule of Purchasers shall be added to this Agreement as Exhibit A. 1. At each Subsequent Closing, if any, the Purchaser purchasing Additional Shares therein shall execute a signature page to this Agreement,

                                    SECTION 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------
Except  as  set  forth  on Exhibit C attached hereto, the Company represents and
                           ---------
warrants  to  the  Purchasers  as  follows:

3.1     ORGANIZATION  AND  STANDING:  ARTICLES  AND BYLAWS.     The Company is a
        ---------------------------------------------------
corporation duly organized and existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is not presently qualified to do business as a foreign corporation in any jurisdiction, and the failure to be so qualified will not have a material adverse effect on the Company's business as now conducted. The Company has furnished each Purchaser with copies of the Restated Articles and of its Bylaws, which are true, correct and complete and contain all amendments through the Closing Date.

3.2     CORPORATE  POWER.     The  Company  will  have  at  the Closing Date all
        -----------------
requisite legal and corporate power and authority to execute and deliver this Agreement and the Registration and Information Rights Agreement in substantially the form attached hereto as Exhibit D (the "Registration and Information Rights
                             ---------
Agreement"), to sell and issue the Shares hereunder, to issue the Common Stock issuable upon conversion of the Series B Preferred Stock, a and to carry out and perform its obligations under the terms of this Agreement and the Registration and Information Rights Agreement (together the "Agreements").

3.3     SUBSIDIARIES.     The  Company  has  no  subsidiaries  or  affiliated
        -------------
companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

3.4     CAPITALIZATION.     The  authorized  capital  stock of the Company, upon
        ---------------
the filing of the Restated Articles, consists of I 0,000,000 shares of Common Stock, of which 500,000 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, of which 1,500,000 shares have been designated Series B Prefer-red Stock ("Series B Preferred'), none of which are issued and outstanding stock immediately prior to the Initial Closing. The Series B Preferred shall have the rights, preferences, privileges and restrictions set forth in the Restated Articles. The currently outstanding shares of Common
Stock have been duly authorized and validly issued, and are fully paid and non-assessable, and have been issued in compliance with applicable securities laws. The shares of Series B Preferred to be issued and sold to the Purchaser have been duly authorized and, when issued in accordance with this Agreement and the Restated Articles, will be validly issued, fully paid and non-assessable. The Company has reserved 1,500,000 shares of Series B Preferred for issuance hereunder, 1,500,000 shares of Common Stock for issuance upon conversion of the Series B Preferred and 5,000,000 shares of its Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to the 1993 Stock Plan or other arrangements approved by the Board. Except as set forth above, there are no options, warrants, subscriptions, calls, puts, claims, commitments, convertible securities or other agreements or arrangements under which the Company is or may be obligated to issue or purchase, as the case may be, shares of the Company's capital stock.

3.5     AUTHORIZATION.     All  corporate action on the part of the Company, its
        --------------
directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Series B Preferred (and the Common Stock issuable upon conversion of the Series B Preferred), and the performance of all of the Company's obligations hereunder has been taken or will be taken prior to each Closing. The Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, and will have the rights, preferences and privileges described in the Restated Articles; the Common Stock issuable upon conversion of the Shares has been duty and validly reserved and, when issued in compliance with the provisions of the Restated Articles, will be validly issued, and will be fully paid and non-assessable; and the Shares and such Common Stock will be free of any liens or encumbrances, assuming each Purchaser takes the Shares with no notice thereof, other than any liens or encumbrances created by Purchaser; provided, however, that the Shares (and the Common Stock issuable upon conversion thereof) may be subject to restrictions on transfer under state or federal securities laws as set forth in this Agreement and the exhibits hereto. The Shares (and the Common Stock issuable upon the conversion thereof) are not subject to any preemptive rights or rights of first refusal.

3.6     LITIGATION,  ETC.     There  are  no  actions,  suits,  proceedings  or
        -----------------
investigations pending or, to the Company's knowledge, threatened against the Company or its properties before any court or governmental agency other than the suit filed by Digital Equipment is United States District Court for the District of Massachusetts (civil action 96-12192NG).

3.7     COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC.     The Company
        --------------------------------------------------------
is not in violation of any term of the Restated Articles or its Bylaws or any mortgage, indebtedness, indenture, judgment or decree, or in any material respect of any term or provision of any material contract, agreement or instrument, and to the best of its knowledge is not in violator) of any order, statute, rule or regulation applicable to the Company. The execution, delivery and performance of and compliance with the Agreements, and the issuance of the Series B Prefer-red and the Common Stock issuable upon conversion of the Series B Preferred, have not resulted and will not result in any violation of, or conflict with, or constitute a default under, the Restated Articles or the Company's Bylaws, nor will it result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

3.8     GOVERNMENTAL  CONSENT, ETC.     No consent, approval or authorization of
        ---------------------------
or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreements, or the offer, sale or issuance of the Series B Preferred (and the Common Stock issuable upon conversion of the Series B Preferred), or the consummation of any other transaction contemplated hereby or thereby, except (a) filing of the Restated Articles in the office of the California Secretary of State, (b) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Series B Preferred (and the Common Stock issuable upon conversion of the Series B Preferred) under the California Corporate Securities Law of 1968, as amended, and other applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner, and (c) filing of a notice, if required, pursuant to Regulation D of the Securities Act, which filing will be accomplished in a timely manner.

                                    SECTION 4
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------
Each Purchaser hereby represents and war-rants to the Company with respect to the purchase of the Shares as follows:

4.1     EXPERIENCE.     It  has  substantial  experience  in  evaluating  and
        -----------
investing in private transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests and bear the risk of loss of its entire investment.

4.2     INVESTMENT.     It  is  acquiring  the  Series  B  Preferred  and  the
        -----------
underlying Common Stock for investment     for its own account, not as a nominee
        -
or agent, and not with the view to, or for resale in connection with, any distribution thereof It understands that the Series B Preferred to be purchased and the underlying Common Stock have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of
                   ---------
such Purchaser's representations as expressed herein. It is an "accredited investor' within the meaning of Regulation D, Rule 501 (a), promulgated by the Securities and Exchange Commission.

4.3     RULE  144.     It  acknowledges  that  the  Series  B  Preferred and the
        ----------
underlying Common Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker', and the number of shares being sold during any three-month period not exceeding specified limitations.

4.4     NO  PUBLIC  MARKET.     It  understands that no public market now exists
        ------------------
for any of the securities issued by the Company and that no assurances can be made that a public market will ever exist for the Company's securities.

4.5     ACCESS  TO  DATA.     It has had an opportunity to discuss the Company's
        -----------------
business, management and financial affairs with its management and the opportunity to review the Company's facilities and has had access to all other information about the Company it deemed necessary in connection with the purchase of the Series B Preferred. It has also had an opportunity to ask questions of officers of the Company. It understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description.

4.6     AUTHORIZATION.     The  Agreements,  when  executed  and  delivered  by
        --------------
Purchaser, will constitute a valid and legally binding obligations of each Purchaser, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

4.7     BROKERS  OR  FINDERS.     The  Company  has  not,  and  will not, incur,
        ---------------------
directly or indirectly, as a result of any action taken by such Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

4.8     TAX  LIABILITY.     It  has  reviewed  with  its  own  tax  advisors the
        ---------------
federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. It relies solely on such advisors and not on any statements or representations of the Company or any of its agents. It understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                                    SECTION 5

                        PURCHASERS' CONDITIONS TO CLOSING
                        ---------------------------------

The Purchasers' obligation to purchase the Shares at the Closing is, at the option of Purchasers, subject to the fulfillment of the following conditions:

5.1     REPRESENTATIONS  AND  WARRANTIES.     The representations and warranties
        ---------------------------------
made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

5.2     COVENANTS.     All  covenants,  agreements  and  conditions contained in
        ----------
this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects, unless waived in writing by the Purchaser.

5.3     BLUE  SKY.     Me Company shall have obtained all necessary Blue Sky law
        ----------
permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion of the Series B Preferred.
5.4     RESTATED  ARTICLES.     The Restated Articles shall have been filed with
        -------------------
the  California  Secretary  of  State.

5.5     REGISTRATION AND INFORMATION RIGHTS AGREEMENT     The Company shall have
        ---------------------------------------------
executed the Registration and Information Rights Agreement in substantially the form attached hereto as Exhibit D.
5.6     COMPLIANCE  CERTIFICATE     The  Company  shall  have  delivered  to the
        -----------------------
Purchasers a certificate of the Company in substantially the form attached hereto as Exhibit E, executed by the President of the Company, dated the Closing Date, and certifying, among other things, the fulfillment of the conditions specified in Sections 5.1, 5.2 and 5.4 of this Agreement.


                                    SECTION 6

                        CONDITIONS TO CLOSING OF COMPANY
                        --------------------------------

The Company's obligation to sell and issue the Shares at the Closing Date is, at the option of the Company, subject to the fulfillment as of the Closing Date of the following conditions:

6.1     REPRESENTATIONS.     The  representations  made  by  the  Purchasers  in
        ----------------
Section  4  hereof  shall  be  true
and  correct  as  of  the  Closing  Date.

6.2     COVENANTS.     All  covenants,  agreements,  and conditions contained in
        ----------
this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects unless waived in writing by the Company.

6.3     BLUE SKY.     The Company shall have obtained all necessary Blue Sky law
        ---------
permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion of the Series B Preferred.

6.4     RELATED  ARTICLES.     The  Restated Articles shall have been filed with
        ------------------
the  California  Secretary  of  State.

6.5     LEGAL  MATTERS.     All material matters of a legal nature which pertain
        ---------------
to this Agreement, and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.

                                    SECTION 7
                                  MISCELLANEOUS
                                  -------------
7.1     GOVERNING  LAW.     This  Agreement shall be governed in all respects by
        ---------------
the  internal  laws  of  the  State  of  California.

7.2     SUCCESSORS  AND  ASSIGNS.     Except  as  otherwise provided herein, the
        -------------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Purchasers to purchase the Series B
Preferred  shall  not  be  assignable  without  the  consent  of  the  Company.

7.3     ENTIRE  AGREEMENT; AMENDMENT.     This Agreement and the other documents
        -----------------------------
delivered pursuant hereto at each Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.4     NOTICES,  ETC.     All  notices  and  other  communications  required or
        --------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at the address set forth on the Schedule of Purchasers attached hereto as Exhibit A, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to the Company, one copy should be sent AltaVista Technology, Inc. 1671 Dell Ave., Suite 209, Campbell, California 95008 and addressed to the attention of the President, or at such other address.-as the Company shall have furnished to the Purchaser, and one copy should be sent to Wilson, Sonsini, Goodrich & Rosati, Two Palo Alto Square, Palo Alto, California 94306, to the attention of Bruce D. Bower, Esq. Each such notice or other communication shall, for all intents and purposes of this Agreement, be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

7.5     DELAYS  OR  OMISSIONS.     Except as expressly provided herein, no delay
        ----------------------
or omission to exercise any right, power or remedy accruing to the Purchasers, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of the Purchasers nor shall it be construed to be a waiver of any, such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default thereto fore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Purchasers, or any waiver on the part of the Purchasers of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Purchasers, shall be cumulative and not alternative.

7.6     CALIFORNIA  CORPORATE  SECURITIES  LAW.     THE  SALE  OF THE SECURITIES
        ---------------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE -STATE OF CALIFORNIA AND THE ISSUANCE OF
SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100,25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

7.7     COUNTERPARTS.     This  Agreement  may  be  executed  in  any  number of
        -------------
counterparts, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.


7.8     SEVERABILITY.     In  the  event  that  any  provision of this Agreement
        -------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, provided that no such severability shall be effective if it materially changes the economic BENEFIT of this Agreement to any party.

7.9     TITLES  AND  SUBTITLES.     The  titles  and  subtitles  used  in  this
        ----------------------
Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

                                    EXHIBIT A
                             SCHEDULE OF PURCHASERS


                                                Number  of  Series  C  Preferred
     Name  and  Address     Shares

     Kris  Chellam                                           150,000
     2325  Orchard  Parkway
     San  Jose,  CA  95131

                          [SERIES A PURCHASE AGREEMENT]
 The foregoing agreement is hereby executed as of the date first written above.


"COMPANY"

ALTAVISTA  TECHNOLOGY,  INC.

BY:
Jack  Marshall
President


"PURCHASERS"


Chris  Chellam
--------------